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                                                                    EXHIBIT 23.1


                        CONSENT OF KPMG PEAT MARWICK LLP



The Board of Directors
Central Parking Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                              /s/ KPMG LLP

Nashville, Tennessee
February 2, 2001